UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Qualigen Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate Box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SUPPLEMENT TO THE PROXY STATEMENT FOR THE

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 25, 2024

This proxy statement supplement, dated October 9, 2024, supplements the definitive proxy statement (the “Proxy Statement”) filed by Qualigen Therapeutics, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on September 10, 2024, and made available to the Company’s shareholders in connection with the solicitation of proxies by the Board of Directors of the Company for the 2024 Annual Meeting of Shareholders to be held on October 25, 2024 and any adjournment or postponement thereof (the “Annual Meeting”).

This supplement is being filed with the SEC on October 9, 2024 and is being mailed to shareholders on or about October 9, 2024. Only shareholders of record as of the close of business on September 6, 2024, are entitled to receive notice of and to vote at the Annual Meeting.

Except as described in this supplement, the information provided in the Proxy Statement continues to apply. To the extent that information in this supplement differs from or updates information contained in the Proxy Statement, the information in this supplement is more current. The Proxy Statement contains important additional information. This supplement should be read in conjunction with the Proxy Statement.

Supplement to Proposal 1

The information in the Proxy Statement regarding Proposal 1 is hereby supplemented to be replaced following:

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, five directors will be elected by the stockholders to serve until the next Annual Meeting of Stockholders or until their successors are elected. Properly submitted proxies will be voted “FOR” the election as directors of the five persons named below, unless the proxy contains instructions to the contrary. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement. Management has no reason to believe that any of the nominees is unable or unwilling to serve, if elected. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the board of directors.

Nominees for the Board of Directors

The board of directors has nominated Kevin A. Richardson II, Braeden Lichti, Robert Lim, Campbell Becher and Cody Price for election as directors. Information regarding the business experience of each nominee and his or her service on boards of directors of other public companies may be found under the section of this proxy statement entitled “Board of Directors and Corporate Governance — The Board of Directors.”

Our board of directors has determined that, except for Kevin A. Richardson who is the interim chief executive officer of the Company, and Campbell Becher, who is the president of the Company, each director nominee qualifies as an “independent” director under Nasdaq’s continued listing requirements. The board of directors based this determination primarily on a review of the responses of the directors to questions regarding their employment, affiliations and family and other relationships.

Background of the New Nominees

Kevin A. Richardson, II

Kevin A. Richardson, II, joined Sanuwave as chairman of the board of directors in August of 2005 until August 2022. Mr. Richardson served as CEO from October 2013 through May 2023, and Chief Strategic officer May 2023- May 2024. He currently serves as an advisor for ProDev Labs. In 2003, he founded Prides Capital LLC and Prides Capital Partners LLC, where he is managing director of the $700 million assets under management investment firm. From 1999 to 2003, Richardson was a partner at Blum Capital Partners, a $2.5 billion investment firm, where he was the lead public partner on 18 investments. Prior to Blum Capital, he worked with Tudor Investment Corporation and Fidelity Management and Research, where he managed funds in aerospace and defense and performed research in a variety of technical, financial, healthcare, and IT industries. Richardson is also on the boards of publicly traded multichannel distributor As Seen On TV, Inc. and E-Diets, and travel technology company, Pegasus Solutions. Previously, he served on the boards of Healthtronics and QC Holdings. Richardson received an undergraduate degree from Babson College and an MBA from Kenan-Flagler Business School at the University of North Carolina.

Braeden Lichti

Braeden Lichti is the founder and Chief Executive Officer of BWL Investments Ltd., a privately held holding corporation he established in 2016, and NorthStrive Companies, Inc., a U.S. based investment and advisory services company he founded in 2021. Mr. Lichti also serves as Chairman of Hydromer, Inc., a global leader in surface modification and coating solutions, focusing on hydrophilic, thromboresistant and antimicrobial coatings for medical devices and various industrial applications. Established in 1980 and headquartered in Concord, North Carolina, Hydromer offers a wide range of services, including polymer research and development, contract coating and specialized analytical testing. Mr. Lichti co-founded Elevai Labs Inc. in 2020 and has served as its advisor and has been a principal stockholder since its formation. He has remained the largest stockholder through companies he controls and recently assumed the role of Chairman in 2024.

Vote Required

The five nominees for director who receive the highest number of votes “FOR” election by holders of our common stock will be elected as directors, provided that a quorum is present. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Unless otherwise instructed, the Named Proxies will vote properly executed proxies timely received “FOR” each of director nominees Kevin A. Richardson II, Braeden Lichti, Robert Lim, Campbell Becher and Cody Price.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF Kevin A. Richardson II, Braeden Lichti, ROBERT LIM, CAMPBELL BECHER AND CODY PRICE as directors.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

On September 9, 2024, the Company filed the definitive Proxy Statement and form of proxy card with the SEC in connection with its solicitation of proxies from the Company’s shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Shareholders can obtain copies of the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov or by writing to the Company’s Corporate Secretary at 5857 Owens Avenue, Suite 300, Carlsbad, California 92008.

QUALIGEN THERAPEUTICS, INC.
2042 CORTE DEL NOGAL
CARLSBAD, CA 92011

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V58467-P18591

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

QUALIGEN THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following proposals:

		For	Withhold
1.	**Election of directors:**		
1a.	**Nominee Withdrawn**	☐	☐
1b.	**Nominee Withdrawn**	☐	☐
1c.	**Robert Lim**	☐	☐
1d.	**Campbell Becher**	☐	☐
1e.	**Cody Price**	☐	☐

		For	Against	Abstain
2.	**To ratify the appointment of WithumSmith+Brown, PC as the Company's registered independent public accounting firm for the fiscal year ending December 31, 2024.**	☐	☐	☐
3.	**To approve an amendment to the Company's amended and restated certificate of incorporation, as amended, to effect a reverse stock split of the outstanding shares of the Company's common stock, at a ratio of 1-for-10 to 1-for- 50 as determined by the board of directors.**	☐	☐	☐
4.	**To approve the adjournment of the Annual Meeting to a later date, or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve proposal 3.**	☐	☐	☐
5.	**Approval of the issuance to Alpha Capital Anstalt and Yi Hua Chen of Company common stock in an amount exceeding 20% of the outstanding shares.**	☐	☐	☐
6.	**To approve on a non-binding, advisory basis, the compensation of our named executive officers.**	☐	☐	☐

The Board of Directors recommends that your vote FOR the election of the following additional nominees:

		For	Withhold
7.	**Election of director: Kevin A. Richardson, II**	☐	☐
8.	**Election of director: Braeden Lichti**	☐	☐

AND, in their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V58468-P18591

QUALIGEN THERAPEUTICS, INC.
ANNUAL MEETING OF STOCKHOLDERS
OCTOBER 25, 2024
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Qualigen Therapeutics, Inc., a Delaware corporation (the "Company"), acknowledges receipt of Notice of the Annual Meeting of Stockholders and Proxy Statement, each dated September 9, 2024, revokes all prior proxies, and appoints **Michael Poirier and Christopher Lotz**, or either of them, proxies for the undersigned to vote all shares of the Company which the undersigned both (a) held of record at the close of business on September 6, 2024 and (b) would be entitled to vote at the Annual Meeting of Stockholders to be held on October 25, 2024, and any postponement or adjournment thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. **IF THIS PROXY IS SIGNED AND RETURNED AND NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE FIVE DIRECTOR NOMINEES, AND "FOR" PROPOSALS 2, 3, 4, 5 AND 6.**

Continued and to be signed on reverse side